UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

May 2, 2017

Milacron Holdings Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-37458	80-0798640
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

10200 Alliance Road, Suite 200 Cincinnati, Ohio	45242
(Address of principal executive offices)	(Zip code)

(513) 487-5000

(Registrant’s telephone number,

including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2of the Securities Exchange Act of 1934 (§ 240 12b-2 of this chapter).

Emerging Growth Company  ☐

If an emerging growth company, indicate by a check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

In August 2016, the Financial Accounting Standards Board issued ASU No. 2016-15, Statement of Cash Flows (Topic 230) (“ASU 2016-15”). ASU 2016-15 clarifies the classification of certain cash receipts and cash payments within the statement of cash flows to reduce diversity in practice. ASU 2016-15 is effective beginning January 1, 2018 and early adoption is permitted. Milacron Holdings Corp. (the “Company”) elected to early adopt ASU 2016-15, effective January 1, 2017. Upon adoption, ASU 2016-15 is required to be adopted retrospectively. Accordingly, the Company reclassified certain debt extinguishment costs paid for the years ended December 31, 2015 and 2014 from operating activities to financing activities within the Company’s consolidated statements of cash flows for the years then ended. There were no reclassifications or other changes to the Company’s balance sheets or income statements as a result of the cash flow reclassifications. A copy of the Company’s consolidated financial statements for the three fiscal years ended December 31, 2016, which include the reclassified consolidated statements of cash flows is included within Exhibit 99.1 to this Form 8-K and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits

23.1	Consent of Ernst & Young, LLP, Independent Registered Public Accounting Firm, relating to the Company’s consolidated financial statements included in Exhibit 99.1.

99.1	Consolidated financial statements of the Company for the three fiscal years ended December 31, 2016, including the reclassified consolidated statements of cash flows for such fiscal years.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MILACRON HOLDINGS CORP.

By:	/s/ Hugh O’Donnell
Name:	Hugh O’Donnell
Title:	Vice President, General Counsel and Secretary

Date: May 2, 2017

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Ernst & Young, LLP, Independent Registered Public Accounting Firm, relating to the Company’s consolidated financial statements included in Exhibit 99.1.

99.1	Consolidated financial statements of the Company for the three fiscal years ended December 31, 2016, including the reclassified consolidated statements of cash flows for such fiscal years.